Optimum Fund Trust

Optimum Large Cap Growth Fund
Optimum Large Cap Value Fund
Optimum Small-Mid Cap Growth Fund
Optimum Small-Mid Cap Value Fund
Optimum International Fund
Optimum Fixed Income Fund
(each, a “Fund,” and together, the “Funds”)

Supplement to the Funds’ Statement of Additional Information
dated July 29, 2010

The following replaces information included in the Funds’ Statement of Additional Information in connection with changes to the sub-transfer agency services provided to the Funds.  These changes will be effective on July 18, 2011.

Changes to information about the Funds’ transfer agent services

The following replaces, in its entirety, the information in the section entitled “Investment Manager and Other Service Providers – Administrative and Transfer Agency Services”:

DSC also provides the Trust with administrative services including: preparation, filing and maintaining governing documents; preparation of materials and reports for the Board; and preparation and filing of registration statements and other regulatory filings.  DSC makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trust.  For providing these administrative services, each Fund pays DSC the following fee as a percentage of the Fund's average daily net assets (plus out-of-pocket expenses): 0.165% of assets up to $500 million; 0.140% of assets from $500 million to $1 billion; and 0.115% of assets over $1 billion.

In addition, DSC serves as the shareholder servicing, dividend disbursing, and transfer agent for each Fund.  DSC is an affiliate of the Manager and is a subsidiary of DMHI and, therefore, of Macquarie.
For providing these transfer agency services, the Trust pays DSC a fee at an annual rate of 0.225% of the Trust's total average daily net assets, subject to a minimum fee of $2,000 per class per Fund each month, plus out-of-pocket expenses.  DSC will bill, and the Funds will pay, such compensation monthly. Sub-transfer agency fees are passed on to and paid directly by the Funds.

DSC may also contract to compensate selling dealers for providing certain services to Fund shareholders. These payments are made out of DSC's compensation.  In addition to the asset-based fee that LPL receives for services provided as consultant to the Manager, LPL has entered into a sub-service agreement with DSC and DSC pays LPL a fee at an annual rate of 0.18% of average daily net assets in connection with such services.

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) provides sub-transfer agency services to the Funds.  In connection with these services, BNYMIS administers the overnight investment of cash pending investment in the Funds or payment of redemptions.  The proceeds of this investment program are used to offset the Funds’ transfer agency expenses.

Please keep this Supplement for future reference.

This Supplement is dated July 18, 2011.